[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) EMERGING
                GROWTH SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) EMERGING GROWTH SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Dale A. Dutile+                                          business day from 9 a.m. to 5 p.m. Eastern time.
Eric B. Fischman+                                        (To use this service, your phone must be equipped
John E. Lathrop+                                         with a Telecommunications Device for the Deaf).
David E. Sette-Ducati+
                                                         For share prices, account balances, exchanges or
CUSTODIANS                                               stock and bond outlooks, call toll free:
State Street Bank and Trust Company                      1-800-MFS-TALK (1-800-637-8255) anytime from a
225 Franklin Street, Boston, MA 02110                    touch-tone telephone.

JP Morgan Chase Bank                                     WORLD WIDE WEB
One Chase Manhattan Plaza                                www.mfs.com
New York, NY 10081

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -33.76%, and Service Class shares -33.85%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -28.03% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

MARKET ENVIRONMENT PROVED DIFFICULT
The period began on an upbeat note but, in the end, proved quite challenging. After rallying in the final months of 2001, stocks experienced a strong downdraft that started in the spring of 2002 and lasted for most of the period. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors were expecting a recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

In October, stock markets reversed direction again, and we saw a fourth-quarter rally. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices still showed double-digit declines.

LEISURE AND FINANCIAL SERVICES HOLDINGS HELPED PERFORMANCE
In the leisure sector, we correctly anticipated that advertising spending would improve, benefiting broadcasting holdings such as Fox Entertainment, Viacom, and Clear Channel Communications. In the financial services area, several brokerage stocks helped performance, including Merrill Lynch & Co. and Goldman Sachs. Although the brokerage industry was under tremendous pressure over the period from weak equity markets, declining investment banking activity, and investigations into business practices, many firms managed to seriously reduce costs and improve profitability.

Our analysts also uncovered company-specific opportunities across a range of industries. One example was Forest Laboratories, a pharmaceutical firm that introduced Lexapro, a promising new antidepressant. In the beaten-down technology sector, printer manufacturer Lexmark International was one of the rare companies that exceeded earnings expectations. After strong printer sales over the past few years, the company benefited from large sales of ink cartridges, which are far more profitable than printers.

DETRACTORS FROM PERFORMANCE
In addition to an overall down market, three areas were largely responsible for the series' negative performance: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

Going into the period, we had a large overweighting in technology, much of it in smaller companies that we felt had high growth potential. As the market turned against technology and toward more defensive stocks, many of our holdings fell sharply. We came to believe that technology spending by corporations would remain soft for the near term, and we cut back our technology holdings considerably. Many of our remaining tech positions were in larger, more established companies.

As a relatively aggressive growth offering, the series has historically been underweighted in the consumer staples area because we have not considered those stocks to be aggressive growth opportunities. That worked against us in the short term, however, as companies that make things such as toothpaste, soap, and diapers -- everyday necessities that consumers purchase regardless of the state of the economy -- did relatively well in a down market.

Finally, several of our larger holdings declined because of high-profile problems. At Tyco International, the discovery that the CEO had been cheating on state income taxes led to further revelations about misdeeds by much of his management team. This management impropriety caused business disruption and a loss of investor confidence that hurt the stock's valuation. Hospital concern Tenet Healthcare's stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. The problems at both Tenet and Tyco resulted from issues that were, in our view, very difficult for a research analyst to uncover. By the end of the period, we had sold our Tenet stock and reduced our Tyco holdings to a very small position.

We also had problems with some other health care holdings. At Baxter International, we failed to anticipate that pricing of a key product would weaken as supply caught up with demand. We sold our Baxter holdings by the end of the period. At Genzyme, we did not know that the company had been oversupplying its distributors with Renagel, a kidney drug that is Genzyme's largest-selling product. Sales suffered for a time as the distributors worked through excess inventory, and the stock fell. However, we continue to believe in Genzyme over the longer term, and in fact used the drop in share price as an opportunity to increase our holdings.

LOOKING AHEAD
We think we are seeing the early stages of an economic recovery. For the first time in several years, we saw positive earnings growth on a year-over-year basis in the second quarter of 2002, and we see that continuing. We've been through three years of a very weak economic and market environment; coming out of that, we think an aggressively positioned growth portfolio may have the opportunity to perform well.

    Respectfully,

/s/ Dale A. Dutile                                /s/ Eric B. Fischman

    Dale A. Dutile                                    Eric B. Fischman
    Portfolio Manager                                 Portfolio Manager


/s/ John E. Lathrop                               /s/ David E. Sette-Ducati

    John E. Lathrop                                   David E. Sette-Ducati
    Portfolio Manager                                 Portfolio Manager

Note to contract owners: Effective April, 2002, Eric B. Fischman became a manager of the portfolio. John W. Ballen, a long-time manager of the series, provides general oversight of the management of the portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Dale A. Dutile is Senior Vice President of MFS Investment Management(R) (MFS(R)). He joined MFS in 1994 as a research analyst and was named portfolio manager in 2000. Dale is a graduate of Boston College and has a master's degree from the MIT Sloan School of Management.

John E. Lathrop, CFA, is Senior Vice President of MFS. John joined MFS in 1994 as a research analyst and was named portfolio manager in 1999. He is a graduate of Northwestern University, and he earned an M.B.A. degree from Cornell University's Johnson Graduate School of Management. John holds the Chartered Financial Analyst (CFA) designation.

David E. Sette-Ducati is Senior Vice President of MFS. David joined MFS in 1995 as a research analyst and was named portfolio manager in 2000. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College.

Eric Fischman, CFA, is a portfolio manager of MFS. Eric joined MFS as a research analyst in 2000 and was named portfolio manager in April 2002. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds a Certified Financial Analyst designation.

John W. Ballen is President and a member of the Management Committee and Board of Directors of MFS. John joined MFS in 1984 as a research analyst. He was named portfolio manager in 1986, Director of Equity Research in 1988, Chief Equity Officer in 1995, and Chief Investment Officer and President in 1998. John is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia, which he attended as a Fulbright Scholar. He holds an M.B.A. degree from Stanford University.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class  July 24, 1995
                 Service Class May 1, 2000

Size: $774 million as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2002. Index information is from August 1, 1995.)

                           MFS Emerging
                          Growth Series -         Russell 3000
                           Initial Class          Growth Index

        "7/95"               $10,000                $10,000
        "12/96"               13,740                 13,286
        "12/98"               22,471                 23,094
        "12/00"               31,923                 23,977
        "12/02"               14,065                 13,869


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS SHARES
                                        1 Year    3 Years     5 Years     Life*
-------------------------------------------------------------------------------
Cumulative Total Return                -33.76%    -64.58%     -16.02%   +40.65%
-------------------------------------------------------------------------------
Average Annual Total Return            -33.76%    -29.25%     - 3.43%   + 4.69%
-------------------------------------------------------------------------------

SERVICE CLASS SHARES
                                        1 Year    3 Years     5 Years     Life*
-------------------------------------------------------------------------------
Cumulative Total Return                -33.85%    -64.72%     -16.37%   +40.07%
-------------------------------------------------------------------------------
Average Annual Total Return            -33.85%    -29.34%     - 3.51%   + 4.63%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                        1 Year    3 Years     5 Years     Life*
-------------------------------------------------------------------------------
Russell 3000 Growth Index#             -28.03%    -23.44%     - 4.11%   + 4.51%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, July 24, 1995, through December 31, 2002. Index information is from
    August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMACE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 97.1%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.1%
  Advertising & Broadcasting - 0.1%
    Lamar Advertising Co., "A"*                                                         27,700       $    931,551
-----------------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 1.3%
    Alliant Techsystems, Inc.*                                                          23,900       $  1,490,165
    Lockheed Martin Corp.                                                               67,300          3,886,575
    Northrop Grumman Corp.                                                              52,100          5,053,700
                                                                                                     ------------
                                                                                                     $ 10,430,440
-----------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                                                     22,100       $    982,787
-----------------------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Harley-Davidson, Inc.                                                              180,550       $  8,341,410
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.5%
    First Tennessee National Corp.                                                      39,400       $  1,416,036
    New York Community Bancorp, Inc.                                                    82,300          2,376,824
                                                                                                     ------------
                                                                                                     $  3,792,860
-----------------------------------------------------------------------------------------------------------------
  Biotechnology - 2.3%
    Abbott Laboratories, Inc.                                                           39,100       $  1,564,000
    Amgen, Inc.*                                                                       205,510          9,934,353
    Guidant Corp.*                                                                     113,000          3,486,050
    Waters Corp.*                                                                      126,400          2,752,992
                                                                                                     ------------
                                                                                                     $ 17,737,395
-----------------------------------------------------------------------------------------------------------------
  Business Machines - 1.6%
    Affiliated Computer Services, Inc., "A"*                                           106,580       $  5,611,437
    Hewlett-Packard Co.                                                                209,200          3,631,712
    International Business Machines Corp.                                               37,200          2,883,000
                                                                                                     ------------
                                                                                                     $ 12,126,149
-----------------------------------------------------------------------------------------------------------------
  Business Services - 6.2%
    Apollo Group, Inc.*                                                                125,040       $  5,501,760
    ARAMARK Corp.*                                                                     188,920          4,439,620
    Automatic Data Processing, Inc.                                                     39,090          1,534,283
    BEA Systems, Inc.*                                                                 217,854          2,498,785
    BISYS Group, Inc.*                                                                 592,595          9,422,260
    ChoicePoint, Inc.*                                                                  57,300          2,262,777
    Concord EFS, Inc.*                                                                 136,580          2,149,769
    DST Systems, Inc.*                                                                 119,200          4,237,560
    First Data Corp.                                                                   201,888          7,148,854
    Fiserv, Inc.*                                                                      127,500          4,328,625
    Iron Mountain, Inc.*                                                                66,570          2,197,476
    Manpower, Inc.                                                                      44,600          1,422,740
    Robert Half International, Inc.*                                                    64,870          1,045,056
                                                                                                     ------------
                                                                                                     $ 48,189,565
-----------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.8%
    Dell Computer Corp.*                                                               409,290       $ 10,944,415
    Lexmark International, Inc.*                                                        50,130          3,032,865
                                                                                                     ------------
                                                                                                     $ 13,977,280
-----------------------------------------------------------------------------------------------------------------
  Computer Services - 0.1%
    CDW Computer Centers, Inc.*                                                         13,500       $    591,975
-----------------------------------------------------------------------------------------------------------------
  Computer Software - 1.9%
    Oracle Corp.*                                                                    1,150,657       $ 12,427,096
    Software HOLDRs Trust                                                               85,900          2,318,441
                                                                                                     ------------
                                                                                                     $ 14,745,537
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    Electronic Arts, Inc.*                                                              48,100       $  2,393,937
    Intuit, Inc.*                                                                       40,700          1,909,644
    Mercury Interactive Corp.*                                                          77,900          2,305,061
    Microsoft Corp.*                                                                   293,400         15,168,780
                                                                                                     ------------
                                                                                                     $ 21,777,422
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.5%
    SunGard Data Systems, Inc.*                                                        426,640       $ 10,051,638
    VERITAS Software Corp.*                                                            606,974          9,480,934
                                                                                                     ------------
                                                                                                     $ 19,532,572
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.5%
    Cadence Design Systems, Inc.*                                                      107,530       $  1,267,779
    Network Associates, Inc.*                                                          127,310          2,048,418
    Peoplesoft, Inc.*                                                                  438,170          8,022,892
                                                                                                     ------------
                                                                                                     $ 11,339,089
-----------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    General Electric Co.                                                               144,710       $  3,523,689
    Tyco International Ltd.                                                              5,500             93,940
                                                                                                     ------------
                                                                                                     $  3,617,629
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.7%
    Avon Products, Inc.                                                                152,500       $  8,215,175
    Gillette Co.                                                                        79,300          2,407,548
    Kimberly-Clark Corp.                                                                21,000            996,870
    Newell Rubbermaid, Inc.                                                             31,100            943,263
    Philip Morris Cos., Inc.                                                            20,300            822,759
                                                                                                     ------------
                                                                                                     $ 13,385,615
-----------------------------------------------------------------------------------------------------------------
  Electronics - 3.9%
    Advanced Micro Devices, Inc.*                                                      181,800       $  1,174,428
    Analog Devices, Inc.*                                                              473,172         11,294,616
    KLA-Tencor Corp.*                                                                   17,300            611,901
    Linear Technology Corp.                                                            103,440          2,660,477
    Maxim Integrated Products, Inc.                                                     97,000          3,204,880
    Microchip Technology, Inc.                                                         188,400          4,606,380
    Novellus Systems, Inc.*                                                            178,669          5,017,025
    Texas Instruments, Inc.                                                             95,600          1,434,956
                                                                                                     ------------
                                                                                                     $ 30,004,663
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 5.7%
    AOL Time Warner, Inc.*                                                             258,500       $  3,386,350
    Blockbuster, Inc.                                                                   47,200            578,200
    Clear Channel Communications, Inc.*                                                288,860         10,771,589
    Entercom Communications Corp.*                                                      80,114          3,758,949
    Fox Entertainment Group, Inc.*                                                     258,230          6,695,904
    Hearst-Argyle Television, Inc.*                                                     82,810          1,996,549
    Hispanic Broadcasting Corp.*                                                       139,610          2,868,986
    Univision Communications, Inc., "A"*                                                69,700          1,707,650
    Viacom, Inc., "B"*                                                                 312,300         12,729,348
                                                                                                     ------------
                                                                                                     $ 44,493,525
-----------------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.5%
    American Express Co.                                                                70,300       $  2,485,105
    Citigroup, Inc.                                                                    262,785          9,247,404
    Fannie Mae                                                                          15,200            977,816
    Freddie Mac                                                                        182,270         10,763,044
    Goldman Sachs Group, Inc.                                                          109,704          7,470,842
    Lehman Brothers Holdings, Inc.                                                      19,400          1,033,826
    Merrill Lynch & Co., Inc.                                                          197,478          7,494,290
    Morgan Stanley Dean Witter & Co.                                                    28,700          1,145,704
    TCF Financial Corp.                                                                 39,800          1,738,862
                                                                                                     ------------
                                                                                                     $ 42,356,893
-----------------------------------------------------------------------------------------------------------------
  Financial Services - 1.2%
    Investors Financial Services Corp.                                                  72,900       $  1,996,731
    Mellon Financial Corp.                                                              95,000          2,480,450
    National Commerce Financial Corp.                                                   34,700            827,595
    SLM Corp.                                                                           36,900          3,832,434
                                                                                                     ------------
                                                                                                     $  9,137,210
-----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.4%
    Archer-Daniels-Midland Co.                                                          39,900       $    494,760
    Hershey Foods Corp.                                                                 32,400          2,185,056
    Kellogg Co.                                                                         55,700          1,908,839
    PepsiCo, Inc.                                                                      208,600          8,807,092
    Sysco Corp.                                                                        175,700          5,234,103
                                                                                                     ------------
                                                                                                     $ 18,629,850
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                                                            201,090       $  7,032,117
-----------------------------------------------------------------------------------------------------------------
  Healthcare - 2.2%
    Caremark Rx, Inc.*                                                                 511,980       $  8,319,675
    First Health Group Corp.*                                                          152,100          3,703,635
    Weight Watchers International, Inc.*                                               107,120          4,924,306
                                                                                                     ------------
                                                                                                     $ 16,947,616
-----------------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    Rockwell Automation, Inc.                                                           84,100       $  1,741,711
-----------------------------------------------------------------------------------------------------------------
  Industrial Gases - 1.0%
    Praxair, Inc.                                                                      139,680       $  8,069,314
-----------------------------------------------------------------------------------------------------------------
  Insurance - 1.9%
    American International Group, Inc.                                                  48,110       $  2,783,163
    Arthur J. Gallagher & Co.                                                           97,300          2,858,674
    Hartford Financial Services Group, Inc.                                             21,500            976,745
    MetLife, Inc.                                                                       72,320          1,955,533
    Safeco Corp.                                                                        39,860          1,381,946
    Travelers Property Casualty Corp., "A"*                                            302,960          4,438,364
    Travelers Property Casualty Corp., "B"*                                              5,370             78,671
                                                                                                     ------------
                                                                                                     $ 14,473,096
-----------------------------------------------------------------------------------------------------------------
  Internet - 0.6%
    Expedia, Inc., "A"*                                                                 23,300       $  1,559,474
    Yahoo, Inc.*                                                                       193,200          3,158,820
                                                                                                     ------------
                                                                                                     $  4,718,294
-----------------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Danaher Corp.                                                                       36,400       $  2,391,480
-----------------------------------------------------------------------------------------------------------------
  Manufacturing - 1.0%
    ITT Industries, Inc.                                                                28,400       $  1,723,596
    Mattel, Inc.                                                                        49,200            942,180
    Pepsi Bottling Group, Inc.                                                         150,700          3,872,990
    Smurfit-Stone Container Corp.*                                                      74,300          1,143,551
                                                                                                     ------------
                                                                                                     $  7,682,317
-----------------------------------------------------------------------------------------------------------------
  Media - 0.4%
    LIN TV Corp.*                                                                        9,430       $    229,620
    Westwood One, Inc.*                                                                 68,780          2,569,621
                                                                                                     ------------
                                                                                                     $  2,799,241
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.6%
    AmerisourceBergen Corp.                                                             28,600       $  1,553,266
    Applera Corp. - Applied Biosystems Group                                            37,670            660,732
    DENTSPLY International, Inc.                                                        72,500          2,697,000
    Eli Lilly & Co.                                                                    132,700          8,426,450
    IDEC Pharmaceuticals Corp.*                                                         11,800            391,406
    Johnson & Johnson Co.                                                              223,500         12,004,185
    Pfizer, Inc.                                                                       653,775         19,985,902
    Stryker Corp.                                                                       33,500          2,248,520
    Varian Medical Systems, Inc.*                                                       63,870          3,167,952
                                                                                                     ------------
                                                                                                     $ 51,135,413
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 7.2%
    Biogen, Inc.*                                                                       62,900       $  2,519,774
    Cardinal Health, Inc.                                                               33,510          1,983,457
    Cytyc Corp.*                                                                       344,230          3,511,146
    Express Scripts, Inc.*                                                             155,640          7,476,946
    Genzyme Corp.*                                                                     183,820          5,435,741
    Health Management Associates, Inc., "A"                                            119,700          2,142,630
    IMS Health, Inc.                                                                    88,800          1,420,800
    Invitrogen Corp.*                                                                   69,100          2,162,139
    Laboratory Corp. of America Holdings*                                               92,084          2,140,032
    LifePoint Hospitals, Inc.*                                                          37,400          1,119,419
    Lincare Holdings, Inc.*                                                            173,500          5,486,070
    Medimmune, Inc.*                                                                   214,500          5,827,965
    Medtronic, Inc.                                                                    150,700          6,871,920
    UnitedHealth Group, Inc.                                                            53,910          4,501,485
    Wellpoint Health Networks, Inc.*                                                    43,210          3,074,824
                                                                                                     ------------
                                                                                                     $ 55,674,348
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 1.9%
    Baker Hughes, Inc.                                                                 195,190       $  6,283,166
    BJ Services Co.*                                                                   175,400          5,667,174
    Cooper Cameron Corp.*                                                               43,580          2,171,156
    Noble Corp.*                                                                        17,900            629,185
                                                                                                     ------------
                                                                                                     $ 14,750,681
-----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.4%
    Celgene Corp.*                                                                      47,400       $  1,017,678
    Forest Laboratories, Inc.*                                                          60,910          5,982,580
    Mylan Laboratories, Inc.                                                           111,520          3,892,048
                                                                                                     ------------
                                                                                                     $ 10,892,306
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.4%
    E.W. Scripps Co.                                                                    36,220       $  2,787,129
    Gannett Co., Inc.                                                                   33,700          2,419,660
    McGraw-Hill Cos., Inc.                                                              77,340          4,674,430
    Meredith Corp.                                                                      35,900          1,475,849
    New York Times Co.                                                                  75,450          3,450,328
    Scholastic Corp.*                                                                   21,700            780,115
    Tribune Co.                                                                         67,300          3,059,458
                                                                                                     ------------
                                                                                                     $ 18,646,969
-----------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.9%
    Starwood Hotels & Resorts Co.                                                      291,160       $  6,912,138
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 3.2%
    Brinker International, Inc.*                                                       216,630       $  6,986,317
    CEC Entertainment, Inc.*                                                            80,080          2,458,456
    Cendant Corp.*                                                                     536,020          5,617,490
    Hilton Hotels Corp.                                                                123,800          1,573,498
    Outback Steakhouse, Inc.                                                           206,250          7,103,250
    Starbucks Corp.*                                                                    47,610            970,292
                                                                                                     ------------
                                                                                                     $ 24,709,303
-----------------------------------------------------------------------------------------------------------------
  Retail - 7.3%
    Abercrombie & Fitch Co.*                                                            35,600       $    728,376
    BJ's Wholesale Club, Inc.*                                                          78,440          1,435,452
    Cost Plus, Inc.*                                                                    24,200            693,814
    CVS Corp.                                                                           45,400          1,133,638
    Dollar Tree Stores, Inc.*                                                           49,290          1,211,055
    Ethan Allen Interiors, Inc.                                                         29,100          1,000,167
    Family Dollar Stores, Inc.                                                         226,950          7,083,109
    Gap, Inc.                                                                           43,500            675,120
    Home Depot, Inc.                                                                   348,760          8,356,290
    Kohl's Corp.*                                                                      110,530          6,184,154
    Limited Brands, Inc.                                                                64,000            891,520
    Linens 'n Things, Inc.*                                                             39,100            883,660
    Nordstrom, Inc.                                                                     80,900          1,534,673
    Office Depot, Inc.*                                                                102,500          1,512,900
    PETsMART, Inc.*                                                                    111,400          1,908,282
    Talbots, Inc.                                                                      102,900          2,832,837
    Target Corp.                                                                       243,620          7,308,600
    Tiffany & Co.                                                                       99,800          2,386,218
    TJX Companies, Inc.                                                                 69,800          1,362,496
    Wal-Mart Stores, Inc.                                                               45,000          2,272,950
    Walgreen Co.                                                                       137,170          4,003,992
    Williams-Sonoma, Inc.*                                                              46,300          1,257,045
                                                                                                     ------------
                                                                                                     $ 56,656,348
-----------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.7%
    3M Co.                                                                              21,800       $  2,687,940
    Millipore Corp.                                                                     92,300          3,138,200
                                                                                                     ------------
                                                                                                     $  5,826,140
-----------------------------------------------------------------------------------------------------------------
  Technology - 0.1%
    Macrovision Corp.*                                                                  38,300       $    613,566
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 2.0%
    California Amplifier, Inc.*                                                             90        $       451
    Cox Communications, Inc.*                                                           77,100          2,189,640
    Crown Castle International Corp.*                                                  630,600          2,364,750
    EchoStar Communications Corp.*                                                     464,510         10,339,993
    RF Micro Devices, Inc.*                                                             71,200            520,472
                                                                                                     ------------
                                                                                                     $ 15,415,306
-----------------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.8%
    Comcast Corp., "A"*                                                                 86,000       $  2,027,020
    Comcast Corp., "Special A"*                                                        182,030          4,106,597
                                                                                                     ------------
                                                                                                     $  6,133,617
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.1%
    American Tower Corp., "A"*                                                         333,770       $  1,178,208
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.5%
    Advanced Fibre Communications, Inc.*                                                90,310       $  1,503,661
    Cisco Systems, Inc.*                                                             1,107,298         14,505,604
    QLogic Corp.*                                                                       38,060          1,313,451
    USA Interactive, Inc.*                                                              80,400          1,837,944
                                                                                                     ------------
                                                                                                     $ 19,160,660
-----------------------------------------------------------------------------------------------------------------
  Transportation - Services - 0.8%
    Expeditors International of Washington, Inc.                                        37,200       $  1,214,580
    Swift Transportation, Inc.*                                                         38,400            768,691
    United Parcel Service, Inc.                                                         66,750          4,210,590
                                                                                                     ------------
                                                                                                     $  6,193,861
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $705,875,467
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Bermuda - 1.4%
    Accenture Ltd. (Business Services)*                                                220,000       $  3,957,800
    Ace Ltd. (Insurance)                                                               103,400          3,033,756
    XL Capital Ltd. (Insurance)                                                         45,500          3,514,875
                                                                                                     ------------
                                                                                                     $ 10,506,431
-----------------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Biovail Corp. (Pharmaceuticals)*                                                    50,392       $  1,330,853
    EnCana Corp. (Oil Production)                                                       73,100          2,273,410
                                                                                                     ------------
                                                                                                     $  3,604,263
-----------------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications)                                              111,100       $  1,722,050
-----------------------------------------------------------------------------------------------------------------
  France - 0.3%
    Aventis S.A. (Pharmaceuticals)                                                      44,900       $  2,438,158
-----------------------------------------------------------------------------------------------------------------
  Germany - 1.0%
    Bayerische Motoren Werke AG (Automotive)                                           123,600       $  3,747,163
    SAP AG, ADR (Computer Software - Systems)                                          191,300          3,730,350
                                                                                                     ------------
                                                                                                     $  7,477,513
-----------------------------------------------------------------------------------------------------------------
  Israel - 1.2%
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)                              231,900       $  8,953,659
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    ASM Lithography Holding N.V. (Computer Software - Systems)*                         60,700       $    507,452
    STMicroelectronics N.V. (Electronics)                                              137,230          2,677,357
                                                                                                     ------------
                                                                                                     $  3,184,809
-----------------------------------------------------------------------------------------------------------------
  Norway
    Tandberg ASA (Telecommunications)*                                                  17,700       $    102,114
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 0.1%
    Novartis AG (Medical & Health Products)                                             27,400       $    999,660
-----------------------------------------------------------------------------------------------------------------
  Taiwan - 0.2%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)                     246,753       $  1,739,609
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Shire Pharmaceuticals Group PLC (Medical & Health Technology &
      Services)*                                                                       153,600       $  2,901,504
    Vodafone Group PLC, ADR (Telecommunications)                                       107,094          1,940,543
    Willis Group Holdings Ltd. (Insurance)*                                             32,400            928,908
                                                                                                     ------------
                                                                                                     $  5,770,955
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $ 46,499,221
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $832,749,764)                                                         $752,374,688
-----------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.3%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 1/10/03 - 1/16/03                                              $4,300       $  4,297,886
    Ford Motor Credit Corp., due 1/14/03                                                 2,000          1,998,584
    General Electric Capital Corp., due 1/02/03                                          8,736          8,735,697
    General Motors Acceptance Corp., due 1/15/03                                         3,000          2,997,725
-----------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                      $ 18,029,892
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.0%
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 01/02/03, total to be received
      7,541,289 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                 $7,541       $  7,540,786
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $858,320,442)                                                    $777,945,366
-----------------------------------------------------------------------------------------------------------------

Call Options Written
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                             (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Express Scripts, Inc.*/January/50                                                   $   (5)           $(5,565)
    Forest Laboratories, Inc.*/January/100                                                 (20)           (47,000)
    Genzyme Corp.*/January/35                                                              (28)           (11,000)
    Harley Davidson, Inc.*/January/50                                                      (33)           (11,620)
    Lexmark International, Inc.*/January/65                                                 (9)            (5,640)
    VERITAS Software Corp.*/January/17.5                                                   (29)            (8,520)
-----------------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $203,846)                                                 $(89,345)
-----------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.4)%                                                                (3,380,082)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $774,475,939
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $858,320,442)          $  777,945,366
  Investments of cash collateral for securities loaned, at
    identified cost and value                                       137,375,165
  Cash                                                                    4,023
  Receivable for investments sold                                     2,200,846
  Receivable for series shares sold                                     448,521
  Interest and dividends receivable                                     557,679
                                                                 --------------
      Total assets                                               $  918,531,600
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $    5,682,654
  Payable for series shares reacquired                                  701,604
  Written options outstanding, at value (premiums
    received $203,846)                                                   89,345
  Collateral for securities loaned, at value                        137,375,165
  Payable to affiliates -
    Management fee                                                       15,884
    Shareholder servicing agent fee                                         741
    Distribution fee                                                        118
  Accrued expenses and other liabilities                                190,150
                                                                 --------------
      Total liabilities                                          $  144,055,661
                                                                 --------------
Net assets                                                       $  774,475,939
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,769,130,994
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (80,259,817)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (914,395,238)
                                                                 --------------
      Total                                                      $  774,475,939
                                                                 ==============
Shares of beneficial interest outstanding                          65,054,523
                                                                   ==========
Initial Class shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $757,499,080 / 63,623,611
    shares of beneficial interest outstanding)                       $11.91
                                                                     ======
Service Class shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $16,976,859 / 1,430,912
    shares of beneficial interest outstanding)                       $11.86
                                                                     ======

See notes to financial statements.

Financial Statements - continuedStatement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $   5,431,117
    Interest                                                            907,882
    Income on securities loaned                                         404,497
    Foreign taxes withheld                                              (42,375)
                                                                  -------------
      Total investment income                                     $   6,701,121
                                                                  -------------
  Expenses -
    Management fee                                                $   8,183,512
    Trustees' compensation                                               25,687
    Shareholder servicing agent fee                                     381,897
    Distribution fee (Service Class)                                     45,359
    Administrative fee                                                  121,940
    Custodian fee                                                       434,666
    Printing                                                            218,985
    Auditing fee                                                         32,889
    Legal fees                                                            5,951
    Miscellaneous                                                        33,773
                                                                  -------------
      Total expenses                                              $   9,484,659
    Fees paid indirectly                                                (73,214)
                                                                  -------------
      Net expenses                                                $   9,411,445
                                                                  -------------
        Net investment loss                                       $  (2,710,324)
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $(308,469,847)
    Written options                                                     427,106
    Foreign currency transactions                                          (311)
                                                                  -------------
      Net realized loss on investments and foreign
        currency transactions                                     $(308,043,052)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(184,147,253)
    Written options                                                     114,501
    Translation of assets and liabilities in foreign
      currencies                                                            639
                                                                  -------------
      Net unrealized loss on investments and foreign
        currency translation                                      $(184,032,113)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(492,075,165)
                                                                  -------------
          Decrease in net assets from operations                  $(494,785,489)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                  2002                    2001
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                          $   (2,710,324)         $   (2,429,854)
  Net realized loss on investments and foreign currency transactions             (308,043,052)           (577,426,014)
  Net unrealized loss on investments and foreign currency translation            (184,032,113)           (212,918,034)
                                                                               --------------          --------------
    Decrease in net assets from operations                                     $ (494,785,489)         $ (792,773,902)
                                                                               --------------          --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                               $         --            $  (83,446,324)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                         --                  (883,216)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                         --               (28,724,688)
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                         --                  (304,029)
                                                                               --------------          --------------
      Total distributions declared to shareholders                             $         --            $ (113,358,257)
                                                                               --------------          --------------
Net increase (decrease) in net assets from series share transactions           $ (216,510,067)         $   63,671,918
                                                                               --------------          --------------
      Total decrease in net assets                                             $ (711,295,556)         $ (842,460,241)
Net assets:
  At beginning of period                                                        1,485,771,495           2,328,231,736
                                                                               --------------          --------------

  At end of period                                                             $  774,475,939          $1,485,771,495
                                                                               ==============          ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------
INITIAL CLASS SHARES                                   2002              2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $17.98            $28.85          $37.94          $21.47          $16.13
                                                      ------            ------          ------          ------          ------
Income (loss) from investment operations# -
  Net investment loss                                 $(0.04)           $(0.03)         $(0.01)         $(0.06)         $(0.05)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (6.03)            (9.44)          (7.07)          16.53            5.55
                                                      ------            ------          ------          ------          ------
    Total from investment operations                  $(6.07)           $(9.47)         $(7.08)         $16.47          $ 5.50
                                                      ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions                 $ --              $(1.04)         $(2.01)         $ --            $(0.05)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                        --               (0.36)           --              --             (0.11)
                                                      ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                  $ --              $(1.40)         $(2.01)         $ --            $(0.16)
                                                      ------            ------          ------          ------          ------
Net asset value - end of period                       $11.91            $17.98          $28.85          $37.94          $21.47
                                                      ======            ======          ======          ======          ======
Total return                                          (33.76)%          (33.49)%        (19.61)%         76.71%          34.16%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            0.86%             0.87%           0.85%           0.84%           0.85%
  Net investment loss                                  (0.24)%           (0.14)%         (0.04)%         (0.23)%         (0.29)%
Portfolio turnover                                       111%              231%            200%            176%             71%
Net assets at end of period (000 Omitted)           $757,499        $1,462,469      $2,312,406      $2,132,528        $908,987

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED
                                                                            DECEMBER 31,                      PERIOD ENDED
                                                                     -----------------------------             DECEMBER 31,
SERVICE CLASS SHARES                                                     2002                 2001                   2000*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $17.93               $28.83                  $35.70
                                                                       ------               ------                  ------
Income (loss) from investment operations# -
  Net investment loss                                                  $(0.07)              $(0.08)                 $(0.00)(+)(S)
  Net realized and unrealized loss on investments and foreign
    currency                                                            (6.00)               (9.42)                  (6.87)
                                                                       ------               ------                  ------
    Total from investment operations                                   $(6.07)              $(9.50)                 $(6.87)
                                                                       ------               ------                  ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                       $ --                 $(1.04)                 $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                                --                  (0.36)                   --
                                                                       ------               ------                  ------
    Total distributions declared to shareholders                       $ --                 $(1.40)                 $ --
                                                                       ------               ------                  ------
Net asset value - end of period                                        $11.86               $17.93                  $28.83
                                                                       ======               ======                  ======
Total return                                                           (33.85)%             (33.62)%                (19.66)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.09%                1.07%                   1.05%+
  Net investment income (loss)                                          (0.46)%              (0.40)%                  0.01%+
Portfolio turnover                                                        111%                 231%                    200%
Net assets at end of period (000 Omitted)                             $16,977              $23,303                 $15,826

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Per share amount was less than $0.01.
(S) The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales or series shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 146 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $132,281,350. These loans were collateralized by cash of $137,375,165 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    137,375,165        $137,375,165
                                                                   ------------

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $28,283 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $44,931 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                        DECEMBER 31, 2002      DECEMBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Long-term capital gain                   $   --                 $113,358,257
                                             --------------         ------------

During the year ended December 31, 2002, accumulated net investment loss decreased by $2,710,324, accumulated net realized loss on investments and foreign currency transactions decreased by $7,981, and paid-in capital decreased by $2,718,305 due to differences between book and tax accounting for currency transactions and capital losses. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

                  Capital loss carryforward              $  (870,143,598)
                  Unrealized loss                           (124,511,457)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009 ($466,265,611) and December 31, 2010 ($403,877,987).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with AffiliatesInvestment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company
(MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the fund's series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,171,442,737 and $1,348,987,622, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 902,572,082
                                                                  -------------
Gross unrealized depreciation                                     $(151,358,690)
Gross unrealized appreciation                                        26,731,974
                                                                  -------------
    Net unrealized depreciation                                   $(124,626,716)
                                                                  =============

(5) Shares of Beneficial InterestThe series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                      YEAR ENDED DECEMBER 31, 2002         YEAR ENDED DECEMBER 31, 2001
                               -----------------------------------   ----------------------------------
                                        SHARES              AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                         15,282,624       $ 235,432,522        21,983,189      $ 478,137,400
Shares issued to shareholders in
  reinvestment of distributions          --                  --            5,349,118        112,171,005
Shares reacquired                  (33,013,971)       (454,020,205)      (26,143,372)      (542,992,966)
                                 -------------       -------------      ------------      -------------
    Net increase (decrease)        (17,731,347)      $(218,587,683)        1,188,935      $  47,315,439
                                 =============       =============      ============      =============

Service Class shares
                                      YEAR ENDED DECEMBER 31, 2002         YEAR ENDED DECEMBER 31, 2001
                               -----------------------------------   ----------------------------------
                                        SHARES              AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          2,363,530       $  30,576,236         1,598,654      $  34,501,113
Shares issued to shareholders in
  reinvestment of distributions          --                  --               56,697          1,187,237
Shares reacquired                   (2,232,430)        (28,498,620)         (904,559)       (19,331,871)
                                 -------------       -------------      ------------      -------------
    Net increase                       131,100       $   2,077,616           750,792      $  16,356,479
                                 =============       =============      ============      =============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $8,688 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The series had no borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off- balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                 NUMBER OF          PREMIUMS
                                                 CONTRACTS          RECEIVED
----------------------------------------------------------------------------
Outstanding, beginning of period                       --                --
Options written                                      5,846        $1,006,424
Options terminated in closing transactions          (1,114)         (147,528)
Options exercised                                   (1,050)         (234,336)
Options expired                                     (2,443)         (420,714)
                                                     -----        ----------
Outstanding, end of period                           1,238        $  203,846
                                                     =====        ==========

At December 31, 2002, the series had sufficient cash and/or securities at least equal to the value of the written options.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust), as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of MFS Emerging Growth Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VEG-ANN 2/03 250M